Waddell & Reed Advisors Funds

Supplement dated October 31, 2017 to the

Waddell & Reed Advisors Fixed Income and Money Market Funds Prospectus

dated January 31, 2017

and as supplemented April 10, 2017, July 28, 2017, August 11, 2017, September 29, 2017 and October 16, 2017

The following replaces the third sentence of the “Fees and Expenses” section on pages 18 and 29 of the Waddell & Reed Advisors Fixed Income and Money Market Funds prospectus:

More information about these and other discounts is available from your financial professional and in the Sales Charge Reductions section on page 59 of the Fund’s prospectus and in the Purchase, Redemption and Pricing of Shares section on page 97 of the Fund’s statement of additional information (SAI).

Supplement	Prospectus	1